CSFB_03-AR20_PRELIM_FLOATERS - Price/Yield - IVA1	CSFB 2003-AR20 CLASS IV-A-1

Balance	CONTACT DESK	Delay	0	Index	LIBOR_1MO | 1.12	WAC(4)	6.4365
Coupon	1.52	Dated	7/30/2003	Mult / Margin	1 / .40	NET(4)	6.0863
Settle	7/30/2003	First Payment	8/25/2003	HARD CAP	11.00%	WAM(4)	357

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, (II) THE NET FUNDS CAP, AND III) THE INDICATED HARD CAP. RUN TO THE GROUP IV 5% CALL

Price	10 CPR, Call (Y)	15 CPR, Call (Y)	20 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	55 CPR, Call (Y)
100	1.525	1.525	1.525	1.525	1.525	1.525	1.525	1.525	1.525	1.525	Yield
100	40	40	40	40	40	40	40	40	40	40	Disc Margin

WAL	7.18	5.10	3.86	3.06	2.49	2.07	1.75	1.49	1.27	1.09
Mod Durn	6.6	4.8	3.69	2.96	2.43	2.03	1.72	1.47	1.26	1.09
Principal Window	Aug03 - Sep24	Aug03 - Jun19	Aug03 - Oct15	Aug03 - May13	Aug03 - Aug11	Aug03 - Apr10	Aug03 - Apr09	Aug03 - Jun08	Aug03 - Oct07	Aug03 - Apr07

LIBOR_1MO	1.12	1.12	1.12	1.12	1.12	1.12	1.12	1.12	1.12	1.12
LIBOR_6MO	1.12	1.12	1.12	1.12	1.12	1.12	1.12	1.12	1.12	1.12
LIBOR_1YR	1.189	1.189	1.189	1.189	1.189	1.189	1.189	1.189	1.189	1.189
CMT_1YR	1.07	1.07	1.07	1.07	1.07	1.07	1.07	1.07	1.07	1.07

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY

CSFB_03-AR20_PRELIM_FLOATERS - Price/Yield - IVM1	CSFB 2003-AR20 CLASS IV-M-1

Balance	CONTACT DESK	Delay	0	Index	LIBOR_1MO | 1.12	WAC(4)	6.4365
Coupon*	2.12	Dated	7/30/2003	Mult / Margin	1 / 1.00	NET(4)	6.0863
Settle	7/30/2003	First Payment	8/25/2003	HARD CAP	11.00%	WAM(4)	357

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, (II) THE NET FUNDS CAP, AND III) THE INDICATED HARD CAP. RUN TO THE GROUP IV 5% CALL

Price	10 CPR, Call (Y)	15 CPR, Call (Y)	20 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	55 CPR, Call (Y)
100	2.129	2.129	2.129	2.129	2.129	2.129	2.129	2.129	2.129	2.129	Yield
100	100	100	100	100	100	100	100	100	100	100	Disc Margin

WAL	11.94	8.51	6.46	5.19	4.42	3.94	3.65	3.50	3.44	3.52
Mod Durn	10.43	7.72	6	4.9	4.22	3.79	3.53	3.38	3.34	3.41
Principal Window	May09 - Feb24	Jul07 - Dec18	Aug06 - Jun15	Aug06 - Jan13	Aug06 - Apr11	Sep06 - Jan10	Sep06 - Feb09	Oct06 - Apr08	Oct06 - Sep07	Nov06 - Apr07

LIBOR_1MO	1.12	1.12	1.12	1.12	1.12	1.12	1.12	1.12	1.12	1.12
LIBOR_6MO	1.12	1.12	1.12	1.12	1.12	1.12	1.12	1.12	1.12	1.12
LIBOR_1YR	1.189	1.189	1.189	1.189	1.189	1.189	1.189	1.189	1.189	1.189
CMT_1YR	1.07	1.07	1.07	1.07	1.07	1.07	1.07	1.07	1.07	1.07

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY

CSFB_03-AR20_PRELIM_FLOATERS - Price/Yield - IVM2	CSFB 2003-AR20 CLASS IV-M-2

Balance	CONTACT DESK	Delay	0	Index	LIBOR_1MO | 1.12	WAC(4)	6.4365
Coupon*	3.07	Dated	7/30/2003	Mult / Margin	1 / 1.95	NET(4)	6.0863
Settle	7/30/2003	First Payment	8/25/2003	HARD CAP	11.00%	WAM(4)	357

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, (II) THE NET FUNDS CAP, AND III) THE INDICATED HARD CAP. RUN TO THE GROUP IV 5% CALL

Price	10 CPR, Call (Y)	15 CPR, Call (Y)	20 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	55 CPR, Call (Y)
100	3.090	3.090	3.090	3.090	3.090	3.090	3.090	3.090	3.090	3.090	Yield
100	195	195	195	195	195	195	195	195	195	195	Disc Margin

WAL	10.09	7.09	5.35	4.32	3.73	3.39	3.22	3.14	3.14	3.16
Mod Durn	8.57	6.31	4.9	4.03	3.52	3.22	3.06	2.99	2.99	3.01
Principal Window	May09 - Feb20	Jul07 - Jul15	Aug06 - Sep12	Aug06 - Oct10	Aug06 - Jul09	Aug06 - Jul08	Aug06 - Oct07	Aug06 - Mar07	Aug06 - Oct06	Aug06 - Nov06

LIBOR_1MO	1.12	1.12	1.12	1.12	1.12	1.12	1.12	1.12	1.12	1.12
LIBOR_6MO	1.12	1.12	1.12	1.12	1.12	1.12	1.12	1.12	1.12	1.12
LIBOR_1YR	1.189	1.189	1.189	1.189	1.189	1.189	1.189	1.189	1.189	1.189
CMT_1YR	1.07	1.07	1.07	1.07	1.07	1.07	1.07	1.07	1.07	1.07

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY